                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (date of earliest event reported):
                                  June 17, 2002




                               UPTOWNER INNS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       WEST VIRGINIA                      0-1957                  55-0457171
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                               1415 FOURTH AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
                        --------------------------------
               (Address of Principal Executive Offices, Zip Code)


       Registrant's telephone number, including area code: (304) 525-8162

Item 7.  Exhibits

         (c)      Exhibits.

                  16(ii) - Letter from Diamond, Leftwich & Co. PLLC to SEC, as required by Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 2002                               Uptowner Inns, Inc.


                                            By   /s/ Carl E. Midkiff
                                                 --------------------------
                                                Carl E. Midkiff
                                                Chief Executive Officer



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